UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 18, 2011

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06	Material Impairments.

On October 19, 2011, ON Semiconductor Corporation (“Company” or “we”) announced in a press release an update on the impact to its business from the continued flooding in Thailand. The Company believes that its SANYO Semiconductor division’s manufacturing operations in Thailand, including buildings and equipment located at the Rojana Industrial Park in Ayutthaya, Thailand have been severely damaged by the flood. Operations at this location remain suspended. The Company has not yet been able to enter its site and buildings and is uncertain as to when it will be able to gain access due to the extensive flooding. Based on currently available information and given the extent of the potential damage, the Company believes it will be unable to re-start probe, assembly and test operations at the Rojana Industrial Park for an indefinite period. The future of this site will be evaluated once we are able to gain access to our facility.

As a result of the flooding, the Company is in the process of evaluating the recoverability of the assets related to the Thailand Rojana Industrial Park facility. On October 18, 2011, the Company concluded, based on its preliminary evaluation, that an impairment charge of approximately $50.0 million to $65.0 million related to the inventory, fixed assets and other assets located at the Rojana Industrial Park facility will be required to reduce the carrying value of the inventory, fixed assets and other assets to their expected recoverable values. The Company anticipates recording the impairment charge in its fourth quarter of 2011. It does not expect the charge to result in material future cash expenditures. These amounts are preliminary and subject to change as we finalize our assessment of the charge and costs associated with the assets. In connection with the preparation of our upcoming December 31, 2011 audited financial statements, the Company will finalize its estimate of this charge and record the impairment as part of its year ended December 31, 2011 results.

Item 8.01	Other Events.

On October 19, 2011, the Company announced in a press release an update on the impact to its business from the continued flooding in Thailand. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d)	Exhibits.

99.1 Press release dated October 19, 2011 entitled “ON Semiconductor Updates Impact of Thailand Flood”

Caution Regarding Forward Looking Statements:

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included or incorporated in this document could be deemed forward-looking statements, particularly statements about the future financial performance of ON Semiconductor Corporation and its consolidated subsidiaries (e.g., an anticipated impairment charge and timing, and similar statements associated with the recent flooding within the Rojana Industrial Park in Thailand). These forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this document are made based on information available to us as of the date of this document, including our current expectations, forecasts and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these factors are the uncertainty surrounding the ongoing impact of the flood in Thailand, including supply chain uncertainty, availability of raw materials, electricity, gas and water, availability of finished goods inventory, the level of damage to the buildings and equipment, our ability to reopen the facilities, the length of down-time for operations, labor costs, our ability to effectively shift production to other facilities in order to maintain supply continuity for our customers, the timing of events could differ materially from those anticipated, uncertainties as to the impairment and other costs and charges including the potential for unanticipated charges not currently contemplated; our revenues and operating performance; poor economic conditions and markets (including current credit and financial conditions); effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our intellectual property rights and related risks; outside of Thailand, the availability of raw materials, electricity, gas, water and other supply chain uncertainties and our ability to effectively shift production to other facilities in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; competitors’ actions, including the adverse impact of competitive product announcements; pricing and gross profit pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings from restructurings and synergies; significant litigation; risks associated with decisions to expend cash reserves for various uses such as debt prepayment or acquisitions rather than to retain such cash for future needs; risks associated with acquisitions and dispositions (including from integrating and consolidating, and timely filing financial information with the Securities and Exchange Commission for, recently acquired businesses, such as SANYO Semiconductor, and difficulties encountered in accurately predicting the future financial performance of recently acquired businesses, such as SANYO Semiconductor); risks associated with our substantial leverage and restrictive covenants in our debt agreements from time to time; risks associated with our worldwide operations including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters such as the flooding in Thailand or the Japan earthquake and tsunami affecting our operations and finances/financials; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and risks related to new legal requirements and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON Semiconductor’s Annual Report on Form 10-K for the period ended December 31, 2010, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of our filings with the Securities and Exchange Commission. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and investors could lose all or part of their investment. Readers are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any subsequent date and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: October 21, 2011	By:	/S/ DONALD COLVIN
Donald Colvin
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 19, 2011 entitled “ON Semiconductor Updates Impact of Thailand Flood”